                                  SCHEDULE 14A
                                 (Rule 14a-101)

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-
                                              6(e)(2))

[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ASIAINFO HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1) Amount previously paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

                               [LOGO OF ASIAINFO]

                            ASIAINFO HOLDINGS, INC.

                               ----------------

                    Notice of Annual Meeting of Stockholders
                         to be Held on October 18, 2000

                               ----------------

TO THE STOCKHOLDERS OF ASIAINFO HOLDINGS, INC.:

   You are cordially invited to attend the Annual Meeting of stockholders (the "Annual Meeting") of AsiaInfo Holdings, Inc., a Delaware corporation ("AsiaInfo" or the "Company"), to be held on Wednesday, October 18, 2000 at 10:00 a.m. at the 4th Floor, Zhongdian Information Tower, 18 Baishiqiao Road, Haidian District, Beijing 100086, PRC for the following purposes:

     1. To elect two directors to serve for three-year terms to expire at the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

     2. To ratify the selection of Deloitte Touche Tohmatsu as the independent auditors of AsiaInfo for the fiscal year ending December 31, 2000;

     3. To consider and vote upon a proposal to approve the 2000 Stock Option Plan;

     4. To consider and vote upon a proposal to amend the certificate of incorporation; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

   This notice of meeting, proxy statement, proxy card and copy of the Annual Report on AsiaInfo's operations during the year ended December 31, 1999 are being distributed on or about September 15, 2000. The foregoing items of business are more fully described in the proxy statement.

   Stockholders of record at the close of business on September 1, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof.

   All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any shareholder attending the meeting may vote in person even if he or she returned a proxy. However, if a shareholder's shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the meeting, the shareholder must obtain from the record holder a proxy issued in his or her name.

                                          By Order of the Board of Directors


                                          /s/ James Ding
                                          _____________________________________
                                          James Ding
                                          Chief Executive Officer

September 15, 2000
Beijing, PRC

                            ASIAINFO HOLDINGS, INC.
                     4th Floor, Zhongdian Information Tower
                               18 Baishiqiao Road
                                Haidian District

                            Beijing 100086, PRC

                             ---------------------

                                PROXY STATEMENT

                      2000 ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

   This Proxy Statement and accompanying proxy are being mailed to stockholders on or about Friday, September 15, 2000, in connection with the solicitation of proxies by the Board of Directors (the "Board") of AsiaInfo Holdings, Inc., a Delaware corporation ("AsiaInfo" or the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, October 18, 2000 at 10:00 a.m., local time, at 18 Baishiqiao Road, Haidian District, Beijing 100086, PRC, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. AsiaInfo's principal executive offices are located at 4th Floor, Zhongdian Information Tower, 18 Baishiqiao Road, Haidian District, Beijing 100086, PRC. AsiaInfo's telephone number at that location is +8610 6250 1658.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Share Ownership

   Stockholders of record at the close of business on September 1, 2000 (the "Record Date") are entitled to notice of and to vote at the annual meeting. At the Record Date, 39,848,978 shares of AsiaInfo's common stock were issued and outstanding and held of record by approximately 225 registered stockholders.

Voting, Solicitation and Revocability of Proxy

   Registered stockholders can vote by telephone by calling the toll-free number (in the United States only) 1-800 648-2091. Telephone voting information is provided on the proxy card. A control number located on the proxy card is designed to verify each shareholder's identity and allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded. If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive. The availability of telephone voting will depend on their voting process.

   If you do not choose to vote by telephone, you may still return your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted in favor of proposals 1, 2, 3 and
4. If you vote by telephone, it is not necessary to return your proxy card.

   You may revoke your proxy at any time before it is voted at the Annual Meeting by casting a different vote by telephone, by executing a later-voted proxy by mail, by voting by ballot at the Annual Meeting, or by providing written notice of the revocation to Charles Liang, General Counsel of AsiaInfo.

   Your vote is important. Accordingly, regardless of whether you plan to attend the meeting, you are urged to vote by telephone, or by signing and returning the accompanying proxy card. If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

   In the event that any matter not described in this Proxy Statement properly comes before the Annual Meeting, the proxyholders named in the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment. As of the date of this Proxy Statement, AsiaInfo is not aware of any other matter that might be presented at this meeting.

   Each share of Common Stock outstanding on the Record Date is entitled to one vote. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date, present in person or represented by proxy. Shareholders may withhold authority to vote for one or more of the nominees for director and may abstain on one or more of the other matters that may come before the meeting. The inspector of election appointed for the meeting will determine the existence of a quorum and will tabulate the votes cast at the meeting. Broker non-votes will not be counted in determining the number of votes cast with respect to a proposal. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted by AsiaInfo as present at the meeting. Abstentions will also be counted by AsiaInfo in determining the total number of votes cast with respect to a proposal (other than the election of directors). If, however, such quorum shall not be present or represented, the stockholders present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting until a quorum shall be present or represented. If a broker indicates on a proxy that such broker does not have discretionary authority to vote on a particular matter, under applicable Delaware law those shares will be counted as present for purposes of determining the presence of a quorum, but will not be counted as votes cast on the matter and will have no effect on the outcome of the vote on such matter.

   The cost of soliciting proxies will be borne by AsiaInfo. Proxies may be solicited by certain of AsiaInfo's directors, officers and regular employees, without additional compensation, in person or by telephone, email or facsimile. In addition, AsiaInfo has retained Morrow & Co., Inc. to assist in such solicitation. The fee to be paid to such firm is not expected to exceed $5,000 plus reasonable out-of-pocket costs and expenses. In addition, AsiaInfo may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

                               TABLE OF CONTENTS

Information Concerning Solicitation and Voting.............................   1

Table of Contents..........................................................   3

Matters to be Considered at the Annual Meeting.............................   4

Proposal No.1: Election of Directors.......................................   4
  General..................................................................   4
  Nominees for Class I Directors...........................................   4
  Board Meetings and Committees............................................   5
  Director Compensation....................................................   5
  Vote Required............................................................   6
  Recommendation of the Board..............................................   6

Proposal No. 2: Ratification of Appointment of Independent Auditors........   6
  General..................................................................   6
  Recommendation of the Board..............................................   6

Proposal No. 3: Proposal to approve the 2000 Stock Option Plan.............   6
  Purpose..................................................................   6
  Administration...........................................................   7
  Securities Subject to the Stock Option Plan..............................   7
  Eligibility..............................................................   7
  Options Granted Under the Stock Option Plan..............................   7
  Special Limitations For Incentive Stock Options..........................   8
  Special Rules upon a Change in Control...................................   8
  Stockholder Rights.......................................................   8
  Amendment and Termination................................................   8
  U.S. Federal Tax Consequences............................................   9
  Recommendation of the Board..............................................   9

Proposal No. 4: Amendment to the Certificate of Incorporation..............  10
  Introduction.............................................................  10
  Purpose of the Proposed Amendment........................................  10
  Possible Effects to the Proposed Amendment...............................  10
  Recommendation of the Board..............................................  11

Management.................................................................  12
  Executive Officers.......................................................  12
  Compensation.............................................................  14
  Option Grants in Last Fiscal Year........................................  14
  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
   Option Values...........................................................  15
  Employment Agreements....................................................  15

Compensation Committee Report..............................................  16
  Compensation Philosophy and Review.......................................  16
  Policy regarding Section 162(m) of the U. S. Internal Revenue Code.......  16
  Base Salaries............................................................  16
  Long-Term Equity Incentives..............................................  16
  Other Compensation.......................................................  17
  Chief Executive Officer Compensation.....................................  17

Compensation Committee Interlocks and Insider Participation................  17

Certain Transactions.......................................................  18
  Stock Option Grants......................................................  18
  Transactions Relating to AI Zhejiang.....................................  18
  Private Placements.......................................................  18

Security Ownership of Certain Beneficial Owners and Management.............  21

Section 16(a) Beneficial Ownership Reporting Compliance....................  23

Deadline for Receipt of Shareholder Proposals..............................  23

Other Matters..............................................................  23

Annex A: 2000 Stock Option Plan............................................ A-1

Annex B: Audit Committee Charter........................................... B-1

Annex C: Amendment......................................................... C-1

                          MATTERS TO BE CONSIDERED AT
                               THE ANNUAL MEETING

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

General

   The Bylaws of AsiaInfo provide that the authorized number of directors shall consist of no less than three nor more than nine directors. There are presently seven directors divided into three classes: Class I, Class II and Class III. Each class has a three year term. Messrs. James Ding and Alan Bickell are Class I directors whose term will expire at the Annual Meeting; Messrs. Patrick Keen and Louis Lau are Class II directors, whose term will expire at the 2001 annual meeting; and Messrs. Edward Tian, Chang Sun and Michael Zhao are Class III directors whose term will expire at the 2002 annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, all of whom are presently AsiaInfo directors. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If stockholders properly nominate persons other than AsiaInfo's nominees for election as directors, the proxy holders will vote all proxies received by them to assure the election of as many of AsiaInfo's nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the third annual meeting following his or her election or until his earlier resignation or removal. The directors elected this year should continue in office until the 2003 annual meeting. There is no family relationship between any director and any other director or executive officer of AsiaInfo.

Nominees for Class I Directors

   Certain information regarding the nominees is set forth below:

 Name of Nominee          Age       Principal Occupation         Director Since
 ---------------          ---       --------------------         --------------
                              Chief Executive Officer of
 James Ding..............  35 AsiaInfo and Board Member               1993

                              Senior Vice President (Retired),
 Alan D. Bickell.........  63 Hewlett Packard Co.                     1999


   James Ding has served as our Chief Executive Officer since May 1999 and has been a member of the Board since our inception. He was also our Vice President for Business and Chief Technology Officer from 1997 to 1999. Prior to that, Mr. Ding was our Senior Vice President and Chief Technology Officer from 1993 to 1997. Mr. Ding received a masters degree in information science from the University of California at Los Angeles in 1990.

   Alan D. Bickell has served as member of the Board since March 1999. Mr. Bickell retired in November 1999 as corporate senior vice president of Hewlett-Packard Company and managing director of Geographic Operations, a position he had held since 1992. Mr. Bickell originally joined Hewlett-Packard in 1964. He is a member of the board of directors of Power Integrators Inc. and Junior Achievement International. In 1998 he became an advisory Professor at Beijing University. He holds a degree in marketing and finance from Menlo College and an M.B.A. from Santa Clara University.

   For information on our Class II and Class III directors, please see the Management Section on page 11 of this Proxy Statement.

Board Meetings and Committees

   The Board held seven regular meetings and one special meeting during the fiscal year ended December 31, 1999, and acted 13 times by unanimous written consent. The Board has an audit committee, a compensation committee and a finance committee. The Board does not have a nominating committee.

     Audit Committee          Compensation Committee               Finance Committee
     ---------------          ----------------------               -----------------
     Patrick L. Keen             Alan D. Bickell                       Chang Sun
     Alan D. Bickell             Patrick L. Keen                     Alan Bickell
        Louis Lau                   Chang Sun

   The Audit Committee. The audit committee currently consists of Messrs. Keen (Chair), Bickell and Lau, all independent directors. The audit committee held four meetings during the last fiscal year. The audit committee makes recommendations to the Board regarding the selection of independent accountants, reviews the results and scope of audit and other services provided by our independent accountants and reviews and evaluates our audit and control functions. The audit committee has reviewed and discussed the audited financial statements for the 1999 year with our management, has discussed with our independent auditors the matters discussed by the Codification of Statements on Auditing Standards, has received the written disclosures and the letter from our independent accountants and has discussed with the independent accountants, their independence. The Board adopted a written charter of the audit committee in November 1999.

   The Compensation Committee. The compensation committee currently consists of Messrs. Bickell (Chair), Keen and Sun. The compensation committee held three meetings during the last fiscal year. The compensation committee administers AsiaInfo's stock option plans, including the 1999 Stock Option Plan and makes decisions concerning salaries and incentive compensation for AsiaInfo's employees.

   The Finance Committee. The finance committee consists of Messrs. Sun (Chair) and Bickell. The finance committee held four meetings during the last fiscal year. The finance committee makes recommendations to the Board with respect to our capital position and financing requirements.

   During 1999, all nominees for director attended 75% or more of the meetings of the Board and of the committees of the Board on which the director served during the period for which he was director or committee member, respectively.

Director Compensation

   Each non-executive director was entitled to receive a sum of $1,000 in lieu of expenses for each meeting he attended.

   Alan Bickell received 50,000 options to purchase common stock at an exercise price of $3.00 per share on March 23, 1999. These shares vest ratably in four equal instalments each over four years from the date of grant. Mr. Bickell also received 20,000 stock options on February 17, 2000 at an exercise price of $24.00 per share. These options vest over a four year period at a schedule of 20%, 20%, 30% and 30%.

   In April 2000 we amended our policy regarding director compensation. Under the new policy, in addition to compensation for travel expenses, non-executive directors receive annual retainers of $10,000 and a fee of $1,000 for each board meeting attended. The new policy also provides for the grant of stock options to non-executive directors, beginning with initial grants of 20,000 options to each non-executive director, vesting over four years on a schedule of 20%, 20%, 30% and 30%. Each year, we will grant new options to our non-executive directors as their options vest, so that the unvested portion of each non-executive director's options is maintained at 20,000.

Vote Required

   Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

Recommendation of the Board

   The Board recommends that the stockholders vote "FOR" election of each of the nominees listed above.

                                PROPOSAL NO. 2:

                        RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT AUDITORS

General

   The Board has selected the firm of Deloitte Touche Tohmatsu as AsiaInfo's independent auditors to audit the financial statements of AsiaInfo for the fiscal year ending December 31, 2000, and recommends that stockholders vote for ratification of this appointment. Deloitte Touche Tohmatsu has audited AsiaInfo's financial statements since its inception in 1993. Representatives of Deloitte Touche Tohmatsu are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

   Shareholder ratification of the selection of Deloitte Touche Tohmatsu as AsiaInfo's independent auditors is not required by AsiaInfo's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte Touche Tohmatsu to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of AsiaInfo and its stockholders.

Recommendation of the Board

   The Board recommends that the stockholders vote "FOR" the ratification of the appointment of Deloitte Touche Tohmatsu as AsiaInfo's independent auditors for the fiscal year ending December 31, 2000.

                                PROPOSAL NO. 3:

                            PROPOSAL TO APPROVE THE
                            2000 STOCK OPTION PLAN

   At this Annual Meeting, the stockholders are being asked to vote on a proposal to ratify and approve the adoption of AsiaInfo's 2000 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan was approved by the Board on September 4, 2000, subject to approval by the stockholders. The terms and provisions of the Stock Option Plan are summarized below. This summary, however, does not purport to be a complete description of the Stock Option Plan and this description is qualified in its entirety by the terms of the Stock Option Plan. Please see Annex A for a complete draft.

Purpose

   The purpose of the Stock Option Plan is to attract and retain, and to provide appropriate incentives to key employees, directors and consultants of AsiaInfo and its subsidiaries by authorizing the grant of non-qualified stock options and, as applicable, incentive stock options to such individuals.

Administration

   The Stock Option Plan will be administered by the compensation committee (the "Committee") of the Board. The Stock Option Plan requires that the Committee consist of at least two directors who are "nonemployee directors," as such term is used in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the terms of the Stock Option Plan and subject to the limitations thereunder, the Committee is authorized (i) to select participants in the Stock Option Plan, (ii) to determine whether and to what extent awards are to be made, (iii) to determine the number of shares of common stock to be covered by each award, (iv) to determine the terms and conditions of any award, and (v) to determine the time or times when, and the manner and condition in which, each option shall be exercisable. The Committee also has authority to, among other things, (i) make such rules and regulations and establish such procedures for the administration of the Stock Option Plan as it deems appropriate, (ii) interpret the terms and provisions of the Stock Option Plan and any award issued thereunder, (iii) determine the extent, if any, to which options or shares issued thereunder will be forfeited and (iv) otherwise supervise the administration of the Stock Option Plan, including taking any other actions and making any other determinations or decisions that it deems necessary or appropriate.

Securities Subject to the Stock Option Plan

   The shares issued under the Stock Option Plan may consist of authorized but unissued shares or Treasury shares of AsiaInfo. Subject to adjustment authorized under the Stock Option Plan, the maximum aggregate number of shares which may be made the subject of options granted under the Stock Option Plan in any calendar year may not exceed 4,000,000. Subject to adjustment authorized under the Stock Option Plan, in no event shall any participant receive options covering more than 1,000,000 shares of common stock in total in any calendar year.

Eligibility

   Any key employee, director or consultant of AsiaInfo or of a subsidiary thereof may be eligible to receive an option grant. In determining the eligibility of participants under the Stock Option Plan, the Committee may consider his or her position and responsibility, the nature and value of the individual's services to AsiaInfo and accomplishments and his or her present and potential contribution to our success, whether directly or through our subsidiaries, and such other factors as the Committee may deem relevant.

Options Granted Under the Stock Option Plan

   Options granted under the Stock Option Plan may be either (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Code or (ii) non-qualified stock options. Any options granted under the Stock Option Plan will have an exercise price not less than 100% of the fair market value (as defined in the Stock Option Plan) of AsiaInfo common stock at the date of grant. Unless otherwise provided by the particular option grant, the exercise price may be paid, in whole or in part, (i) by certified or cashier's check; (ii) with the proceeds of a Company loan program or third-party sale program or a notice given as consideration under such a program, in each case if permitted by the Committee; (iii) with shares of previously owned common stock, if approved by the Committee; or (iv) with shares of common stock withheld by us which the participant would otherwise have received, if approved by the Committee. As an alternative to payment in full by the participant of the exercise price, the Committee, in its discretion, may allow a participant, upon exercise of its option, to receive from AsiaInfo shares of common stock and/or cash in an amount equal to the excess of the fair market value of the common stock with respect to which the option is being exercised over the aggregate option exercise price.

   The participants will be able to exercise options from time to time as specified in the particular option grant. The Committee shall determine the expiration date of the options, which date will be no later than the tenth anniversary from the date of grant or, in the case of certain Incentive Stock Options, as described below, no more than five years from the date of grant. Except in certain circumstances, the option must be exercised during the period the participant is in the employ of AsiaInfo. Upon and after the death of a participant, the participant's options, to the extent otherwise exercisable, will be exercisable by the participant's legal representative. Subject to the above conditions, the exercise price and duration of the options will be set by the Committee.

Special Limitations For Incentive Stock Options

   As required by law, the Stock Option Plan imposes certain limitations upon the exercise of Incentive Stock Options, including the following limitations:

     (i) The aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the shares of AsiaInfo common stock with respect to which Incentive Stock Options under the Stock Option Plan or any other plan are exercisable for the first time by any participant during any calendar year shall not exceed $100,000.

     (ii) If an Incentive Stock Option is to be granted to an employee who immediately before such grant owned 10% or more of the total combined voting power of all classes of AsiaInfo's stock, the exercise price per share of common stock shall be not less than 110% of the fair market value at the time of the grant of the Incentive Stock Option, and the Incentive Stock Option shall expire not more than five years from the date of grant.

Special Rules upon a Change in Control

   The Committee as constituted immediately before the Change of Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of a Change of Control (including, without limitation, the substitution of stock other than AsiaInfo stock as the stock optioned under the Stock Option Plan, and the acceleration of the exercisability of the options), provided that the Committee determines that such adjustments do not have a substantially adverse economic impact on the participant as determined at the time of the adjustments.

Stockholder Rights

   No participant (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title, or interest in or to any shares of common stock allocated or reserved for the Stock Option Plan or subject to any option except as to such shares of common stock, if any, as shall have been previously sold, issued or transferred to him.

   No option shall be transferable other than by will or the laws of descent and distribution of the state wherein the participant is domiciled at the time of his or her death; provided, however, that the Committee may permit other transfers if it concludes that such transferability (i) does not result in accelerated income taxation, (ii) does not cause an option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable.

Amendment and Termination

   The Stock Option Plan will terminate on the 10-year anniversary of the earlier of the approval of the Plan by either (i) the Board or (ii) the stockholders. Under the Stock Option Plan, options to purchase common stock granted and outstanding as of the date the Stock Option Plan terminates are not affected or impaired by such termination.

   The Board may amend, alter, or discontinue the Stock Option Plan in such respects as the Board may deem advisable, but no such amendment, alteration, or discontinuation may be made without stockholder approval to the extent such approval is required by law. No such amendment, alteration, or discontinuation may impair the rights of participants under outstanding awards without the consent of the participant affected thereby or make any change that would disqualify the Stock Option Plan from the exemption provided by Rule 16b-3 under the Exchange Act.

U.S. Federal Tax Consequences

 Incentive Stock Options

   In general, neither the grant nor the exercise of an Incentive Stock Option will result in taxable income to a participant or a deduction for us. To receive special tax treatment as an Incentive Stock Option as to shares acquired upon exercise of an Incentive Stock Option, a participant must neither dispose of such shares within two years after the Incentive Stock Option is granted nor within one year after the transfer of the shares to the participant pursuant to exercise of such option. In addition, the participant must be an employee of AsiaInfo or a qualified AsiaInfo subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the participant.) Special tax treatment as an Incentive Stock Option under the Code generally allows the sale of common stock received upon the exercise of an Incentive Stock Option to result in any gain being treated as a capital gain to the participant, but we will not be entitled to a tax deduction. However, the exercise of an Incentive Stock Option (if the holding period rules described in this paragraph are satisfied) will give rise to income includable by the participant in his or her alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the common stock acquired on the date of the exercise of the Option over the exercise price.

   If the holding period rules noted above are not satisfied (i.e., if there is a "disqualifying disposition"), gain recognized on the disposition of the shares acquired upon the exercise of an Incentive Stock Option will be characterized as ordinary income. Such gain will be equal to the difference between the exercise price and the fair market value of the common stock at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) AsiaInfo will generally be entitled to a deduction equal to the amount of such gain included by a participant as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, in the event that exercise of an Incentive Stock Option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

 Non-qualified Stock Options

   In general, no income will be recognized by a participant at the time a non-qualified stock option is granted. Generally, ordinary income will, however, be recognized by a participant at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying common stock on the exercise date over the exercise price. AsiaInfo will generally be entitled to a deduction for Federal income tax purposes in the same amount as the amount included in ordinary income by the participant with respect to his or her non-qualified stock option.

   Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of such non-qualified stock option and the amount included in income with respect to such option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Recommendation of the Board

   The Board recommends a vote "FOR" the approval of the stock option plan.

                                PROPOSAL NO. 4:

                                AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION

Introduction

   AsiaInfo's Certificate of Incorporation, as amended (the "Certificate"), authorizes AsiaInfo to issue up to 50,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share. On July 18, 2000, AsiaInfo's Board approved an amendment to the Certificate (the "Amendment") to increase the number of shares of common stock authorized for issuance under the Certificate by 50,000,000 shares to a total of 100,000,000 shares of common stock. The text of the Amendment is set forth as Exhibit C to this Proxy Statement. If the Amendment is adopted, it will become effective upon the filing of the Amendment with the Delaware Secretary of State.

Purpose of the Proposed Amendment

   The Board believes that the availability of additional authorized but unissued shares of common stock will provide AsiaInfo with the flexibility to issue common stock for other proper corporate purposes which may be identified in the future. Such future activities may include, without limitation, raising equity capital, adopting additional stock option plans or reserving additional shares for issuance under its existing stock option plans, and making additional acquisitions through the use of stock. Other than with respect to the foregoing and as permitted or required under AsiaInfo's existing stock option plans, and outstanding options, the Board has no immediate plans, understandings, agreements, or commitments to issue additional shares of common stock for any purposes.

   The Board believes that the proposed increase in the authorized common stock will make a sufficient number of shares available, should AsiaInfo decide to use its shares for one or more of such previously mentioned purposes or otherwise. AsiaInfo reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board.

Possible Effects to the Proposed Amendment

   If the stockholders approve the proposed Amendment, the Board may cause the issuance of additional shares of common stock without further vote of the stockholders of AsiaInfo, except as provided under Delaware corporate law or under the rules of any national securities exchange on which shares of common stock of AsiaInfo are then listed. Under AsiaInfo's Certificate, AsiaInfo's stockholders do not have pre-emptive rights to subscribe to additional securities which may be issued by AsiaInfo, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of AsiaInfo in order to maintain their proportionate ownership of AsiaInfo's common stock. In addition, if the Board elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

   In addition to the corporate purposes discussed above, the proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of AsiaInfo by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of AsiaInfo and our stockholders. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed Amendment may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Amendment may have the effect of permitting our current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of AsiaInfo's business. However, the Board is not aware of any attempt to take control of AsiaInfo and the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Recommendation of the Board

   The Board recommends a vote "FOR" the Amendment to the Certificate.

                                   MANAGEMENT

Executive Officers

   The following table sets forth certain information with respect to our current directors and executive officers:

Board of Directors       Age Position
------------------       --- --------
Louis Lau...............  64 Chairman of the Board and Board Member
James Ding..............  35 Chief Executive Officer and Board Member
Michael Zhao............  34 Senior Vice President, Chief Strategy Officer and Board Member
Alan D. Bickell.........  63 Board Member
Patrick L. Keen.........  51 Board Member
Chang Sun...............  44 Board Member
Edward Tian.............  37 Board Member

Executive Officers       Age Position
------------------       --- --------
James Ding.............. 35  Chief Executive Officer
Q.D. Wang...............  35 President
Ying Han................  46 Executive Vice President and Chief Financial Officer
Michael Zhao............  34 Senior Vice President and Chief Strategy Officer
Larry Huang.............  36 Former Vice President and Chief Technology Officer
Frank Yong..............  41 Former Chief Operating Officer

   For a biographical summary of James Ding and Alan D. Bickell, see "Election of Directors".

   Louis Lau has served as our Chairman of the Board since the inception of AsiaInfo. Mr. Lau has been President of Louis Lau Investments, a commercial real estate firm, since 1987. He has held a variety of positions in the commercial real estate and management business in Texas since 1970. Mr. Lau served as a special U.S. Department of Commerce invitee and advisor to the 1998 U.S. Computer Industry Trade Mission to China and as a special U.S. Department of Commerce advisor at China Computerworld Expo 1998 in Beijing. He is presently a member of both the Trade Finance Committee and the International Trade Advisory Council of the Greater Dallas Chamber of Commerce. Mr. Lau received a Master of Science degree in biology from Texas Southern University in 1968 and a Bachelor of Science degree in chemistry from Mississippi College in 1965.

   Patrick L. Keen has served as member of the Board since January 1999. Mr. Keen is a Partner of the ChinaVest Group and has been with the firm since 1981. He received both a bachelor's and master's degree in Business Administration from the University of Texas at Austin.

   Chang Sun has served as member of the Board since December 1997. Mr. Sun has been a Managing Director of Warburg Pincus since 1995. Prior to that position, he was an Executive Director of Goldman Sachs (Asia) LLC. Mr. Sun holds a B.A. from the Beijing Foreign Language Institute, a Master of Science degree from the Joseph Lauder Institute of International Management at the University of Pennsylvania and an M.B.A. from the Wharton School of the University of Pennsylvania.

   Edward Tian has served as member of the Board since our inception. Dr. Tian is the President and CEO of China Netcom, a position he has held since June 1999. Prior to joining China Netcom, he and James Ding co-founded AsiaInfo in Dallas, Texas in 1993 and Dr. Tian served as AsiaInfo's President through May 1999. Dr. Tian has a Master of Science degree from the Graduate School of the Chinese Academy of Science in Beijing and a Ph.D. in Environmental Management from Texas Tech University.

   Q.D. Wang was appointed as our President in December, 1999. Prior to joining AsiaInfo, Mr. Wang was the Vice President in charge of the China Telecom account, Sales and Marketing Director from 1997 to 1999 and Business Development Director from 1996 to 1997 of Nortel Networks, Beijing. In addition, from 1995 to 1996 Mr. Wang served as Deputy Managing Director of AT&T, Central China, based in Wuhan. Mr. Wang attended the Executive MBA program of the Wharton School of University of Pennsylvania and holds a Master of Science degree in Photoelectronics Engineering from Tsinghua University, Beijing and a Bachelor of Science degree in Electrical Engineering from Chengdu University of Electronics Engineering, Chengdu.

   Ying Han has been our Executive Vice President and Chief Financial Officer since June 1998. Ms. Han was Chief Controller and Business Development Director from 1996 to June 1998 of Hewlett Packard (China) and their Finance Manager from 1993 to 1996. Ms. Han received an undergraduate degree in Western Accounting from Xiamen University in 1985.

   Michael Zhao has served as a member of the Board since November 1999 and has been our Senior Vice President and Chief Strategy Officer since January 1997 and served as our General Manager from October 1996 to December 1997. He was also our Deputy Chief Engineer from February 1996 to January 1997. Mr. Zhao holds a Ph.D. in engineering from the State University of New York at Buffalo, which he received in 1994.

   Larry Huang was our Vice President and Chief Technology Officer from November 1999 until June 2000. From February 1998 until June 2000 he was Vice President of the Software Products Division. Prior to joining AsiaInfo, Mr. Huang was Chief Scientist & Architect for FileTek, Inc. From September 1993 to August 1995, Mr. Huang served as Senior System Analyst at Star Technologies, Inc. Mr. Huang was Program Manager at General Computing System Inc. from September 1991 to August 1993 and Senior Programmer at Unitrac Inc. from July 1988 to August 1991. Mr. Huang holds a Ph.D. in Computer Science from the University of Maryland at College Park, which he received in 1993. Mr. Huang still performs services for us as a consultant.

   Frank Yong was our Chief Operating Officer from November 1998 until June 2000. From June 1997 to November 1998, Mr. Yong was Vice President of Bull Information (Beijing) Co. Prior to that position, Mr. Yong served as the General Manager of Mitel (China) Co., from November 1995 to November 1997. In addition, he was Deputy General Managing Director of Nortel (China) Co. from July 1988 to September 1995. Mr. Yong received a degree in wireless communications from North China Communications University in 1982 and a P.M.D. from the Harvard Business School in 1995. Mr. Yong still performs services for us as a consultant.

Compensation

   The following table sets forth the compensation earned for services rendered to AsiaInfo in all capacities for the fiscal year ended December 31, 1999 by AsiaInfo's Chief Executive Officer and its four next most highly compensated executive officers (collectively, the "Named Executive Officers"):

                           Summary Compensation Table

                                                   Annual Compensation
                                         ---------------------------------------
                                                                  Other Annual
Name and Principal Position              Year Salary($) Bonus($) Compensation($)
---------------------------              ---- --------- -------- ---------------
James Ding ............................. 1999  145,000   12,083      24,000
 Chief Executive Officer

Q.D. Wang(/1/) ......................... 1999    4,349      --          --
 President

Frank Yong(/2/)......................... 1999  129,217   59,639      11,928
 Chief Operating Officer

Ying Han ............................... 1999  148,795   23,210      12,853
 Executive Vice President and
 Chief Financial Officer

Michael Zhao ........................... 1999  145,000   12,083       24,00
 Senior Vice President and
 Chief Strategy Officer

--------
(1) Represents only salary paid to Mr. Wang for services rendered to the Company during December 1999.
(2) Mr. Yong resigned as an officer in June 2000.

Option Grants in Last Fiscal Year

   The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended December 31, 1999. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent AsiaInfo's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                                                                                      Potential
                                                                                     Realizable
                                                                                  Value at Assumed
                                                                                   Annual Rates of
                                                                                     Stock Price     Value at
                                                                                  Appreciation for    Grant
                                            Individual Grants                       Option Terms       Date
                         ------------------------------------------------------- ------------------- --------
                                     Percent of
                         Number of  Total Options
                         Securities  Granted to
                         Underlying Employees in  Exercise   Market
                          Options      Fiscal       Price     Price   Expiration
          Name           Granted(#)    Year(%)    (%/share) ($/share)    Date      5%($)    10%($)      0%
          ----           ---------- ------------- --------- --------- ---------- --------- --------- --------
James Ding..............  400,000       13.83%      7.60      7.60     10/04/09  1,911,840 4,844,977     --
Q.D. Wang...............  200,000        6.92%      7.60      7.60     10/18/09    955,920 2,422,489     --
Frank Yong(/1/).........  150,000        5.19%      4.17      4.30     06/01/09    425,137 1,047,464  19,500
                           70,000        2.42%      7.60      7.60     11/19/09    334,572   847,871
Ying Han................  125,000        4.32%      4.17      4.30     06/01/09    354,281   872,887  16,250
                          100,000        3.46%      7.60      7.60     11/19/09    477,960 1,211,244
Michael Zhao............  100,000        3.46%      7.60      7.60     10/04/09    477,960 1,211,244     --

--------
(1) Mr. Yong resigned as an officer in June 2000. He has returned all but 70,000 of his stock options.

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year-End Option
Values.

   The following table sets forth information concerning option exercises and option holdings for each of the Named Executive Officers during the fiscal year ended December 31, 1999. The numbers in the columns entitled "Value Realized" and "Value of Unexercised In-the-Money Options at December 31, 1999" are based on the fair market value of our common stock at August 31, 1999 as determined by the Board, $7.60, less the exercise price payable for such shares. The fair market value of our common stock at August 31, 1999 was estimated by the Board on the basis of the purchase price paid by investors for shares of our preferred stock (taking into account the liquidation preferences and other rights, privileges and preferences associated with the preferred stock) and an evaluation by the Board of our revenues, operating history and prospects.

                                              Fiscal Year End Options Values
                         -------------------------------------------------------------------------
                                                 Number of Securities
                                                Underlying Unexercised     Value of Unexercised
                                                      Options at          In-the-Money Options at
                           Shares      Value       December 31, 1999       December 31, 1999($)
                         Acquired on Realized  ------------------------- -------------------------
          Name           Exercise(#)  $(/1/)   Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- --------- ----------- ------------- ----------- -------------
James Ding..............       --          --   1,050,000     100,000     4,385,500     485,000
Q.D. Wang...............       --          --         --      200,000           --          --
Frank Yong(/2/).........       --          --      20,000     300,000        92,000     882,500
Ying Han................       --          --      20,000     305,000        92,000     796,750
Michael Zhao............   325,000   2,468,375    300,000     100,000     1,020,000     510,000

--------
(1) This value is based on the market value on the date of exercise of shares covered by the options exercised, less the option exercise price.
(2) Mr. Yong resigned as an officer in June 2000. Mr. Yong has returned all but 70,000 of his options.

Employment Agreements

   We have entered into two-year employment agreements with James Ding, our Chief Executive Officer, Q.D. Wang, our President, Frank Yong(/1/), our Chief Operating Officer, Ying Han, our Executive Vice President and Chief Financial Officer, Michael Zhao, our Senior Vice President and Chief Strategy Officer, and Larry Huang(/2/), our Vice President and Chief Technology Officer, which provide for annual base salaries of $145,000, $150,000, $129,217, $148,795,
$145,000, and $142,000, respectively. The agreements terminate on May 26, 2001, November 14, 2000, May 30, 2001, January 4, 2001, February 9, 2000 and December 23, 2001, respectively.

   On July 21, 1999, the Board adopted a resolution on severance policy for departing employees. In the event that AsiaInfo terminates the employment of employees at the levels of vice presidents and above, the employee will receive six months' severance pay based on his base salary at the time of termination. The employee has 120 days to exercise his or her vested options. Unvested options are forfeited. Subject to the Board's discretion, the employee may receive 12 months' severance pay and accelerated vesting of option grants.

   Each of the Named Executive Officers has entered into a non-compete agreement with AsiaInfo, pursuant to which they are prevented from engaging in any commercial activities in competition with AsiaInfo for two years after the termination of their employment with AsiaInfo. In addition, they are required to disclose all their patent and copyright applications to AsiaInfo during their employment with AsiaInfo and within one year after the termination of their employment.
--------
(1) Mr. Yong resigned as Chief Operating Officer In June 2000. His contract, therefore, is no longer effective.
(2) Mr. Huang resigned as Vice President and Chief Technology Officer in June 2000. His contract is therefore no longer effective.

                         COMPENSATION COMMITTEE REPORT

   The compensation committee currently consists of Messrs. Bickell (Chair), Keen and Sun, all of whom are outside directors of AsiaInfo. The compensation committee reviews and recommends to the Board the compensation and benefits of all officers of AsiaInfo and establishes and reviews general policies relating to compensation and benefits of employees of AsiaInfo. The following is the report of the compensation committee describing compensation policies and rationale applicable to AsiaInfo's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1999. The information contained in this report, shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC"), nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that AsiaInfo specifically incorporates such information by reference in such filing.

Compensation Philosophy and Review

   AsiaInfo's executive compensation program is generally designed to align the interests of executives with the interests of stockholders and to reward executives for achieving corporate and individual objectives. The executive compensation program is also designed to attract and retain the services of qualified executives in the highly competitive Internet and computer networking marketplaces. Executive compensation currently consists of a base salary, long-term equity incentives, and other compensation and benefit programs generally available to other employees.

Policy regarding Section 162(m) of the U.S. Internal Revenue Code

   Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company's Chief Executive Officer or any of the four most highly compensated executive officers. Certain performance-based compensation, however, is exempt from the deduction limit.

   It is the compensation committee's intention that, so long as it is consistent with its overall compensation objectives and philosophy, executive compensation will be deductible for federal income tax purposes. The Stock Option Plan has been structured so that any taxable compensation derived pursuant to the exercise of options granted under such plan should not be subject to these deductibility limitations.

   The compensation committee has considered the potential impact of Section 162(m) of the Code on the compensation paid to AsiaInfo's executive officers.

Base Salaries

   Base salary levels for the Chief Executive Officer and other executive officers are intended to compensate executives competitively within the high-technology marketplace in China. Base salaries are determined on an individual basis by evaluating each executive's scope of responsibility, past performance, prior experience and data on prevailing compensation levels in relevant markets for executive talent. Base salaries for executives are reviewed annually by the compensation committee.

Long-Term Equity Incentives

   AsiaInfo provides long-term equity incentives to its executive officers and to other employees through the grant of stock options under its stock option plans. The purpose of granting stock options is to create a direct link between compensation and the long-term performance of AsiaInfo. Stock options are generally granted at an exercise price equal to 100% of the fair market value on the date of grant, have a ten year term and generally vest over a four year period. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of our common stock, this portion of the executives' compensation is directly aligned with an increase in shareholder value. The primary stock options granted to executive officers are generally in conjunction with the executive officer's acceptance of employment with AsiaInfo. When determining the number of stock options to be awarded to an executive officer, the compensation committee considers the executive's current contribution to AsiaInfo's performance, the executive officer's anticipated contribution in meeting AsiaInfo's long-term strategic performance goals, and comparisons to formal and informal surveys of executive stock option grants made by other high-technology companies in China. The compensation committee also reviews stock option levels for executive officers at the beginning of each fiscal year in light of long term strategic and performance objectives and each executive's current and anticipated contributions to AsiaInfo's future performance. Reflecting the increasing scope of AsiaInfo's business, the compensation committee recommended (and the full Board granted) stock option grants in 1999 for the Chief Executive Officer of 400,000 shares and, for the other Named Executive Officers, an aggregate of 745,000 shares. These options vest over four years on a 20%, 20%, 30% and 30% schedule from the date of grant.

Other Compensation

   AsiaInfo's executive officers are also eligible to participate in benefit programs generally available to other employees. In addition, from time to time, executive officers have received sign-on bonuses or other bonuses based on extraordinary effort.

Chief Executive Officer Compensation

   James Ding is Chief Executive Officer and Chairman of the Board. The compensation committee reviews Mr. Ding's compensation annually using the same criteria and policies as are employed for other executive officers. In addition, he received a stock option grant in fiscal 1999 as described above.

                                          Submitted by the Compensation
                                           Committee of the Board of Directors

                                          Alan D. Bickell
                                          Patrick L. Keen
                                          Chang Sun

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Messrs. Keen, Sun and Bickell served as members of the compensation committee of our Board during 1999. None of these individuals was an officer or employee of AsiaInfo during 1999. No member of the compensation committee serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or compensation committee.

   Mr. Ding participates in the discussions and decisions regarding salaries and incentive compensation for all of our executive officers, except that Mr. Ding is excluded from discussions regarding his own salary and incentive compensation.

                              CERTAIN TRANSACTIONS

                              Stock Option Grants

   The following table summarizes as of December 31, 1999 the option grants made to our executive officers, directors and 5% stockholders since January 1, 1998.

                               Number of Securities
                                Underlying Options  Exercise Price
Name                                 Granted          ($/Share)    Date of Grant
----                           -------------------- -------------- -------------
Larry Huang...................       100,000             5.00        02/01/98

Ying Han......................       100,000             6.00        06/01/98
                                     125,000             4.17        06/01/99
                                     100,000             7.60        11/19/99

Frank Yong(/1/)...............       100,000             6.00        11/01/98
                                     150,000             4.17        06/01/99
                                      70,000             7.60        11/19/99

Alan Bickell..................        50,000             3.00        03/23/99

James Ding....................       400,000             7.60        10/04/99

Edward Tian...................       400,000             7.60        10/04/99

Michael Zhao..................       100,000             7.60        10/04/99

Q.D. Wang.....................       200,000             7.60        10/18/99

--------
(1) Mr. Yong resigned as an officer in June 2000. He has returned all but 70,000 of his stock options.

Transactions Relating to AI Zhejiang

   On April 5, 1999, we acquired AI Zhejiang, a leading Chinese producer of wireless customer management and billing software. The acquisition reflects our strategy of expanding the scope and size of our software operations. AI Zhejiang was one of the earliest entrants in the market for wireless customer management and billing software. We acquired AI Zhejiang for $2 million in cash and the issuance of 437,500 shares of common stock to AI Zhejiang's senior management for their past services.

   In connection with the acquisition of AI Zhejiang, we will grant to management and employees of AI Zhejiang performance options provided that in the year 2000, AI Zhejiang's earnings before interest and taxes exceeds its earnings before interest and taxes for 1999 and AI Zhejiang's combined earnings before interest and taxes for 1999 and 2000 exceed $300,000,000. The total number of performance options we will grant will be calculated as the amount by which AI Zhejiang's earnings before interest and taxes for 1999 and 2000 exceeds $3,000,000, expressed as a percentage and multiplied by 187,500. Each performance option will represent the right to purchase one share of our common stock at the weighted average price for stock options granted and outstanding on such date.

   During 1998, we made a loan to AI Zhejiang with an interest rate of 12% per year. On December 31, 1998, the total amount of the loan was $781,686.

Private Placements

   In December 1997 we sold 2,160,864 shares of Series A Convertible Preferred Stock in a private placement at a pre-split price of $8.33 per share to Warburg Pincus Ventures, L.P., Warburg Pincus Ventures International, L.P., Fidelity Ventures Limited, Fidelity International Limited, Fidelity Investors Limited Partnership, ChinaVest IV, L.P., ChinaVest IV-A, L.P. and ChinaVest IV-B, L.P. (collectively, the "Series A Investors"). Each share of preferred stock was automatically converted into two shares of common stock upon the closing of the initial public offering in March 2000. Prior to the conversion, the preferred stockholders were entitled to vote on an "as converted" basis together with the common stockholders. At the same time as this private placement, certain of our existing stockholders sold approximately $2.2 million of their holdings to the Series A Investors. Patrick Keen, a member of the Board, is a managing director of ChinaVest. Chang Sun, a member of the Board, is a managing director of Warburg Pincus.

   In connection with the foregoing private placement, in December 1997 we issued 9,429,226 stock purchase warrants to the Series A Investors for no additional consideration. Each warrant represented the right to purchase one share of our common stock. The stock purchase warrants were exercisable in whole at any time after December 31, 1999 at an exercise price of $0.005 per warrant. The warrant agreements provided that, upon exercise of the warrant and payment of the exercise price, the holder would be entitled to acquire the number of shares of common stock calculated by reference to the appropriate earnings before interest, taxes, depreciation and amortization for the year ending December 31, 1999. The warrants were protected by anti-dilution provisions which adjusted the exercise price and the number of shares of common stock issuable upon the occurrence of certain events. In December 1999, the warrant agreements for the Series A Investors were amended. The revised warrant agreements provided for exercise of the warrants prior to the closing of our initial public offering. In December 1999, all the warrants were exercised into 9,429,226 shares of common stock at no additional consideration pursuant to amended warrant terms which accelerated the warrant exercise term.

   On May 26, 1998 our common stock was split 2-for-1 by way of a dividend of one share of common stock for each outstanding share of common stock. In August 1999 we sold 2,630,425 shares of Series B Convertible Preferred Stock in a private placement at a price of $7.60 per share to Intel Pacific, Inc. The preferred stockholders are entitled to vote on an "as converted" basis together with the common stockholders and have the right, at their option, to convert any of the shares of preferred stock at a conversion rate of one share of common stock for each share of preferred stock. The preferred stock was automatically converted into common stock upon the closing of our initial public offering.

   On November 16, 1999, certain employees and founding stockholders of AsiaInfo sold an aggregate of 815,790 shares of commons stock in an unregistered private placement to twelve institutional investors, some of which are affiliates, at a price per share of $7.60. Morgan Stanley Dean Witter Equity Funding, Inc. was an investor in the private placement. The sellers in the November 1999 private placement were Xiaohui Chen, James Ding, Zhijun Hua, Changsheng Li, Jun Liu, Yadong Liu, Jianhui Luu, Wang Peng, Jian Qi, Simei Qian, Edward Tian, Hao Wang, Luyu Wang, Yupan Wen, Shijie Wu, Ying Xiong, Guo Xu, Zhiwei Yang, Qing Yu, Quantao Zeng, Dezhong Zhang, Jiangang Zhang, Yunfei Zhang, Zifang Zhang and Michael Zhao, each of whom is an employee or former employee of the Company.

   In January 2000, Louis Lau, our Chairman, sold an aggregate of 190,000 shares of common stock at a price per share of $7.60 to Messrs. Jesse Liu and Steve Zhang, each an officer of the Company, China.com Corporation and an affiliate of Cheng Wei Ventures Ltd. The sale was made in accordance with the provisions of Regulation S under the Securities Act on the basis that the transaction occurred outside of the United States and each of the purchasers is not a U.S. person for purposes of such rule.

   Each of the foregoing private placement transactions was an arm's length, negotiated sale to an unrelated party at a price per share which represented AsiaInfo's or the seller's best estimate of fair market value on the respective dates of such sales.

   Other. In April 1999, James Ding and Edward Tian each pledged their interests in shares of common stock held by them to a bank to obtain a short-term revolving credit facility of $5.0 million. This pledge was released as of December 31, 1999.

   On October 13, 1999, HTC Investments, a Delaware corporation formed solely for the purpose of holding shares of AsiaInfo owned by certain founders, was merged with and into AsiaInfo by means of a tax free, share for share exchange effected in the form of a share dividend.

   Certain other transactions are described under the caption "Compensation Committee Interlocks and Insider Participation."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 1, 2000 of (i) each person (including any "group" as that term is used in section 13(d)(3) of the Exchange
Act) known to AsiaInfo to beneficially own more than 5% of our common stock,
(ii) each director or director nominee of AsiaInfo, (iii) each executive officer of AsiaInfo, and (iv) all directors and executive officers of AsiaInfo as a group.

                                                     Common Stock
                                        ---------------------------------------
                                           Number of Shares
       Name of Beneficial Owner(/1/)    Beneficially Held(/2/) Percent of Class
       -----------------------------    ---------------------- ----------------
Warburg Pincus Ventures, L.P.(/3/)....         4,025,105
Warburg Pincus Ventures International,         4,025,105
 L.P.(/3/)............................
 12/F St. George's Building, 2 Ice
 House
 Street, Central, Hong Kong
Subtotal..............................         8,050,210              20%

ChinaVest IV, L.P.(/4/)...............         4,127,516
ChinaVest IV-A, L.P.(/4/).............           475,147
ChinaVest IV-B, L.P.(/4/).............           196,779
 c/o ChinaVest Ltd.
 Dina House, 19/F, 11 Duddell Street
 Central,
 Hong Kong
Subtotal..............................         4,799,442              12%

Intel Pacific, Inc....................         2,630,425             6.6%
 Mailstop RN6-46
 2200 Mission College Blvd.
 Santa Clara, California 95052

James Ding(/5/).......................         4,414,708              11%

Q. D. Wang............................               --              --

Alan D. Bickell(/6/)..................           120,000             --

Chang Sun(/7/)........................               --              --

Ying Han..............................               --              --

Michael Zhao(/8/).....................           521,790             1.3%

Larry Huang(/9/)......................            55,000               *

Louis Lau.............................         1,971,029             4.9%

Patrick L. Keen(/10/).................               --              --

Edward Tian(/11/).....................         4,417,708              11%

All directors and executive officers
 as a group (10 persons)..............        11,515,235              29%

--------
  *  Less than one percent of the outstanding common stock.

 (1) Unless otherwise noted above, the address for each of the officers and directors is c/o AsiaInfo Holdings, Inc., 4/F Zhongdian Information Tower, 18 Baishiqiao Road, Haidian District, Beijing 100086, PRC.
 (2) This table is based on information supplied by executive officers, directors and principal stockholders of AsiaInfo and on any Schedules 13D or 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after September 1, 2000 are deemed beneficially owned and outstanding, but such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
 (3) Voting and investment control over the shares of common stock owned by Warburg Pincus Ventures, L.P. and Warburg Pincus Ventures International, L.P. is held by Warburg, Pincus & Co., the corporate general partner and investment manager of both limited partnerships, and not by any single individual.
 (4) Voting and investment control over the shares of common stock owned by ChinaVest IV, L.P. and ChinaVest IV-A, L.P. are held by their general partner, ChinaVest Partners IV, a Delaware general partnership, and voting and investment control over the shares of common stock owned by ChinaVest IV-B, L.P. is held by its general partner and investment manager, ChinaVest Management Limited, a Bermuda company, and not by any single individual.
 (5) Includes 600,000 shares held by AIFF Associates LLC, which is a limited liability company holding part of James Ding's interest in AsiaInfo; 1,420,000 in a GRAT Trust for Nina Ding, a revocable trust formed for the benefit of Nina Ding; 1,420,000 in a GRAT Trust formed for the benefit of James Ding; and 6,000 shares in the Rene Z. Ding Trust, a revocable trust formed for the benefit of Rene Z. Ding.
 (6)  Includes 95,000 shares held by the Alan D. Bickell Family Trust.
 (7) Mr. Sun, a director of AsiaInfo, is a Managing Director of Warburg, Pincus & Co., which manages Warburg Pincus Ventures, L.P. and Warburg Pincus Ventures International L.P.
 (8)  Includes 34,090 shares held by Christopher Zhao.
 (9) Mr. Huang resigned from his position in June 2000. He still holds the shares he beneficially owned.
 (10) Mr. Keen, a director of AsiaInfo, is a Managing Director of the ChinaVest Group, which manages ChinaVest IV, L.P., ChinaVest IV-A, L.P. and ChinaVest IV-B, L.P.
 (11) Includes 600,000 shares held by AIFF Associates LLC, which is a limited liability company holding Edward Tian's interest in AsiaInfo; 750,000 in a GRAT Trust for Shuning Tian, a revocable trust formed for the benefit of Shuning Tian; 750,000 in a GRAT Trust formed for the benefit of Edward Tian; and 4,000 shares in the Stephanie Tian Trust, a revocable trust formed for the benefit of Stephanie Tian.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires AsiaInfo's executive officers and directors, and persons who own more than ten percent (10%) of a registered class of AsiaInfo's equity securities, to file certain reports regarding ownership of, and transactions in, AsiaInfo's securities with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish AsiaInfo with copies of all Section 16(a) forms that they file. Our executive officers and directors did not have to file any forms with the SEC for 1999 because we were not a reporting company under Section 12 of the Exchange Act.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Shareholder proposals which are intended to be presented by such stockholders at AsiaInfo's 2001 annual meeting of stockholders must be received by the Secretary of AsiaInfo at the Company's principal executive offices no later than March 1, 2001, in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. Pursuant to Rule 14a-4 under the Exchange Act, AsiaInfo may exercise discretionary voting authority at the 2001 annual meeting under proxies it solicits to vote on a proposal made by a shareholder that the shareholder does not seek to include in AsiaInfo's proxy statement pursuant to Rule 14a-8, unless AsiaInfo is notified about the proposal between January 5, 2001 and March 1, 2001 (assuming that the Company's 2001 annual meeting will be held on Thursday May 10, 2001) and the shareholder satisfies the other requirements of Rule 14a-4(c).

                                 OTHER MATTERS

   The Board knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

   Our financial statements, management's discussion and analysis of financial condition and results of operations, and disclosures about market risk included in the annual report accompanying this proxy statement are incorporated by reference.

                                          By Order of the Board of Directors

                                          /s/ Charles Liang

                                          Charles Liang
                                          General Counsel

September 15, 2000
Beijing, PRC

                                                                    ANNEX A



                            ASIAINFO HOLDINGS, INC.

                             2000 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1.  Definitions..........................................................   A-3
 2.  Effective Date and Termination of Plan...............................   A-5
 3.  Administration of Plan...............................................   A-5
 4.  Eligibility and Grant of Options; Committee Authority................   A-5
 5.  Number of Shares Subject to Options..................................   A-6
 6.  Option Price.........................................................   A-6
 7.  Period of Option and Vesting.........................................   A-6
 8.  Exercisability Upon and After Termination of Optionee................   A-7
 9.  Exercise of Options..................................................   A-8
 10. Payment..............................................................   A-8
 11. Tax Withholding......................................................   A-9
 12. Exercise by Successors...............................................   A-9
 13. Nontransferability of Option.........................................   A-9
 14. Right of First Refusal; Right of Repurchase..........................   A-9
 15. Regulations and Approvals............................................  A-10
 16. Administrative Rules; Interpretation.................................  A-10
 17. Amendments...........................................................  A-11
 18. Changes in Capital Structure.........................................  A-11
 19. Notices..............................................................  A-12
 20. Rights as Stockholder................................................  A-12
 21. Rights to Employment.................................................  A-12
 22. Substitute Options...................................................  A-12
 23. Investment Intent....................................................  A-12
 24. Exculpation and Indemnification......................................  A-12
 25. Captions.............................................................  A-12
 26. Severability.........................................................  A-12
 27. Governing Law........................................................  A-12

                            ASIAINFO HOLDINGS, INC.

                             2000 STOCK OPTION PLAN

   AsiaInfo Holdings, Inc., a Delaware corporation, wishes to attract key employees, directors and consultants to the Company and its Subsidiaries and induce key employees, directors and consultants to remain with the Company and its Subsidiaries, and encourage them to increase their efforts to make the Company's business more successful whether directly or through its Subsidiaries. In furtherance thereof, the AsianInfo Holdings, Inc. 2000 Stock Option Plan is designed to provide equity-based incentives to key employees, directors and consultants of the Company and its Subsidiaries.

1. Definitions.

   Whenever used herein, the following terms shall have the meanings set forth below:

   "Award Agreement" means a written agreement in a form approved by the Committee to be entered into by the Company and the Optionee of an Option, as provided in Section 4.

   "Board" means the Board of Directors of the Company.

   "Cause" means, unless otherwise provided in the Optionee's Award Agreement,
(i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its Subsidiaries or its affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company or its Subsidiaries, or any affiliate thereof, (iv) fraud, misappropriation or embezzlement, (v) a material breach of the Optionee's employment agreement (if any) with the Company or its Subsidiaries or its affiliates, or (vi) any illegal act detrimental to the Company or its Subsidiaries or its affiliates.

   "Change in Control" shall mean the happening of any of the following:

    (i) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any employee benefit plan of the Company or any such entity, and, with respect to any particular Optionee, the Optionee and any "group" (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Optionee is a member), is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either (A) the combined voting power of the Company's then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

    (ii) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

    (iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

    (iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Committee" means the Stock Option Committee of the Board, or such other committee of the Board designated by the Board to administer the Plan.

   "Common Stock" means the Company's Common Stock, par value $.01, either currently existing or authorized hereafter.

   "Company" means AsiaInfo Holdings, Inc., a Delaware corporation.

   "Disability" means the occurrence of an event which would entitle an employee of the Company to the payment of disability income under one of the Company's approved long-term disability income plans, or as such term is defined under Section 22(e) of the Code.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "Fair Market Value" per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party) as may be established by the Committee in its discretion; provided that, where the Shares are so listed or traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the Shares have not been traded for 10 trading days.

   "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422(b) of the Code.

   "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

   "Option" means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

   "Optionee" means an employee or director of, or key consultant to, the Company to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

   "Option Price" means the exercise price per Share.

   "Plan" means this AsiaInfo Holdings, Inc. 2000 Stock Option Plan, as set forth herein and as the same may from time to time be amended.

   "Retirement" means, unless otherwise provided by the Committee in the Optionee's Award Agreement, the termination (other than for Cause) of employment (or other termination of service, in the case of key consultants or directors) of an Optionee on or after the Optionee's attainment of age 65 or on or after the Optionee's attainment of age 55 with five consecutive years of service with the Company and or its Subsidiaries or its affiliates.

   "Securities Act" means the Securities Act of 1933, as amended.

   "Shares" means shares of Common Stock of the Company.

   "Subsidiary" means any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424(f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any company that is a "parent corporation" with respect to the Company under Section 424(e) of the Code.

   "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

2. Effective Date and Termination of Plan.

   The effective date of the Plan is expected to be October 18, 2000. The Plan shall not become effective unless and until it is approved by the stockholders of the Company. The Plan shall terminate on, and no Option shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3. Administration of Plan.

   The Plan shall be administered by the Committee appointed by the Board. The Committee shall consist of at least two individuals, each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Options), qualify as "outside directors" for purposes of
Section 162(m) of the Code. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

4. Eligibility and Grant of Options; Committee Authority.

   Subject to the provisions of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements: (i) authorize the granting of Options to key employees, directors and key consultants of the Company and its Subsidiaries; (ii) determine and designate from time to time those key employees, directors and key consultants of the Company and its Subsidiaries to whom Options are to be granted and the number of Shares to be optioned to each employee, director and key consultant; (iii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees; (iv) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate. In determining the eligibility of an employee, director or key consultant to receive an Option, as well as in determining the number of Shares to be optioned to any employee, director and key consultant, the Committee may consider the position and responsibilities of the employee, director or key consultant, the nature and value to the Company of the employee's, director's or key consultant's services and accomplishments whether directly or through its Subsidiaries, the employee's, director's or key consultant's present and potential contribution to the success of the Company whether directly or through its Subsidiaries and such other factors as the Committee may deem relevant. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. The Optionee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of the Plan and the Award Agreement. The Committee shall designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option.

5. Number of Shares Subject to Options.

   Subject to adjustments pursuant to Section 18, Options with respect to an aggregate of no more than 4,000,000 Shares may be granted under the Plan in any calendar year. Notwithstanding the foregoing provisions of this Section 5, Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option may be the subject of the grant of further Options. Subject to adjustments pursuant to
Section 18, in no event may any Optionee receive in the aggregate Options for more than 1,000,000 Shares of Common Stock in any calendar year. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

   The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

6. Option Price.

   The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different exercise prices for specified amounts of Shares subject to the Option. The Option Price with respect to each Incentive Stock Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Fair Market Value of a Share on the day the Option is granted.

7. Period of Option and Vesting.

  (a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the

     Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

  (b) Each Option, to the extent that there has been no termination of the Optionee's employment (or other service, if applicable) and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Award Agreement or herein, no Option (or portion thereof) shall ever be exercisable if the Optionee's employment or other service with the Company and its Subsidiaries has terminated before the time at which such Option would otherwise have become exercisable, and any Option that would otherwise become exercisable after such termination shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 7(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

8. Exercisability Upon and After Termination of Optionee.

  (a) Unless otherwise provided in the Award Agreement, if the Optionee's employment (or other service, if applicable) with the Company and its Subsidiaries is terminated other than by termination by the Company for Cause, or termination by reason of death, Retirement or Disability, no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; provided that, if the Optionee should die after termination of employment (or other service, if applicable), such termination being for a reason other than Disability or Retirement, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of termination of employment (or other service, if applicable) of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 7.

  (b) Unless otherwise provided in the Award Agreement, if the Optionee's employment with the Company and its Subsidiaries terminates due to the death, Retirement or Disability of the Optionee, the Option may be exercised until the earlier of (i) one-year from the date of termination of employment (or other service, if applicable) of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 7.

  (c) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee's employment is terminated by the Company and its Subsidiaries for Cause, the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

  (d) Except as may otherwise be expressly set forth in this Section 8, and except as may otherwise be expressly provided under the Award Agreement, no provision of this Section 8 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment or other service.

9. Exercise of Options.

  (a) Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

  (b) Without limiting the scope of the Committee's discretion hereunder, the Committee may impose such other restrictions on the exercise of Incentive Stock Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

  (c) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of
      Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of
      Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

10.Payment.

  (a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

    (i)   a certified or bank cashier's check;

    (ii) the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

    (iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

    (iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

    (v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

  (b) The Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

  (c) Except in the case of Options exercised by certified or bank cashier's check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

  (d) The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee's exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.

11. Tax Withholding.

   The Committee may, in its discretion, require the Optionee to pay to the Company at the time of exercise of any Option the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise. Upon exercise of the Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate. Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Optionee's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Optionee, and the failure of the Optionee to satisfy such requirements with respect to the exercise of an Option shall cause such Option to be forfeited.

12. Exercise by Successors.

   An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

13. Nontransferability of Option.

   Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable.

14. Right of First Refusal; Right of Repurchase.

   At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received in connection with Options shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter, subject to such other terms and conditions as the Committee may specify at the time of grant.

15. Regulations and Approvals.

  (a) The obligation of the Company to sell Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  (b) The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options.

  (c) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

  (d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

16. Administrative Rules; Interpretation.

   The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine (A) the conditions under which an Optionee will be considered to have retired or become disabled and (B) whether any Optionee has done so; (ii) establish or assist in the establishment of a program (which need not be administered in a nondiscriminatory or uniform manner) under which the Company or a third party may make bona-fide loans on arm's-length terms to any or all Optionees to assist such Optionees with the satisfaction of any or all of the obligations that such Optionees may have hereunder or under which third-party sales may be made for such purpose (including, without limitation, a loan program under which the Company or a third party would advance the aggregate Option Price to the Optionee and be repaid with Option stock or the proceeds thereof and a sale program under which funds to pay for Option stock are delivered by a third party upon the third party's receipt from the Company of stock certificates);
(iii) determine the extent, if any, to which Options or Shares shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder);
(iv) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee's interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Change in Control, and (v) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the

Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any Option, except as provided in clause (iv) of the foregoing sentence, may exercise its discretion hereunder at the time of the award or thereafter.

17. Amendments.

   The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to Options previously granted unless such amendments are in connection with compliance with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained. Without limiting the generality of the foregoing, the Committee may (subject to such considerations as may arise under Section 16 of the Exchange Act, or under other corporate, securities or tax laws) take any steps it deems appropriate, that are not inconsistent with the purposes and intent of the Plan, to take into account the provisions of Section 162(m) of the Code.

18. Changes in Capital Structure.

   If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Options, then the Committee shall forthwith take any such action as in its judgment shall be necessary to preserve to the Optionees rights substantially proportionate to the rights existing prior to such event, and to maintain the continuing availability of Shares under Section 5 (if Shares are otherwise then available) in a manner consistent with the intent hereof, including, without limitation, adjustments in (x) the number and kind of shares or other property subject to Options, (y) the Option Price, and (z) the number and kind of shares available under Section
5. To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to outstanding Options, the number of Shares (or units) available under Section 5 shall be increased or decreased, as the case may be, proportionately, as may be provided by Committee in its discretion.

   If a Change in Control shall occur, then the Committee as constituted immediately before the Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability of the Options), provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Optionee as determined at the time of the adjustments; provided that this provision shall not be effective to the extent that the Company or the Committee determines that the accelerated exercisability of the Options upon the occurrence of a Change in Control as contemplated hereby would adversely affect the ability of the Company or acquiror (in the case of a Change in Control in connection with which the Company is not the surviving corporation) to use the pooling method of accounting in connection with a Change in Control transaction, if such method of accounting would otherwise be available and desired by the Company or acquiror.

   The judgment of the Committee with respect to any matter referred to in this
Section 18 shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

19. Notices.

   All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 19.

20. Rights as Stockholder.

   Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of death shall have any rights of a stockholder with respect to the Shares subject to an Option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the Option as provided for herein.

21. Rights to Employment.

   Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its stockholders to terminate the individual's employment or other service at any time.

22. Substitute Options.

   Options may be granted under the Plan from time to time in substitution for options held by employees of a corporation who become or are about to become employees of the Company or its Subsidiaries as the result of a merger or consolidation of the employing entity with the Company or the acquisition by the Company of stock of the employing entity. The terms and conditions set forth in this Plan to such extent as the Board as the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted, and, if applicable pursuant to
Section 424 of the Code.

23. Investment Intent.

   The Company may require that there be presented to and filed with it by any Optionee under the Plan, such evidence as it may deem necessary to establish that the Options granted or the Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

24. Exculpation and Indemnification.

   The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, if such person acts in good faith and in a manner that he or she reasonably believes to be in, or not opposed to, the best interests of the Company, to the maximum extent permitted by law.

25. Captions.

   The use of captions in this Plan is for convenience. The captions are not intended to and do not provide substantive rights.

26. Severability.

   The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

27. Governing Law.

   THE PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

                                                                         ANNEX B

                            ASIAINFO HOLDINGS, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. PURPOSE

   The Audit Committee of AsiaInfo Holdings, Inc. (the "Corporation") shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

  . Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

  . Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.

  . Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

   The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

   The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve for unlimited one year terms, or until their successors have been duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

   The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department, and the independent accountants, separately, to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairperson should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with Section IV.4 below.

IV. RESPONSIBILITIES AND DUTIES

   To fulfill its responsibilities and duties the Audit Committee shall:

     Documents/Reports Review

       1. Review and reassess, at least annually, the adequacy of this Charter, and make recommendations to the Board, as conditions dictate, to update this Charter.

       2. Review with management and the independent accountants the Corporation's annual financial statements, and discuss with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS 61").

       3. Review with management and the independent accountants the Corporation's 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters required to be discussed by SAS 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     Independent Accountants

       4. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountants' review of the financial statements and controls of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to ensure the accountants' independence.

       5. Oversee the independence of the accountants by:

            . receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard No. 1 ("ISB 1");

            . reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

            . recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

     Financial Reporting Process

       6. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

       7. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

       8. Establish regular systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgements made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

       9. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

     Legal Compliance/General

       10. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

       11. Report to the Board on the outcome of all meetings of the Audit Committee.

       12. Maintain minutes or other records of meetings and activities of the Audit Committee.

                                                                         ANNEX C

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                           OF ASIAINFO HOLDINGS, INC.

   James Ding and Ying Han certify that:

  1. They are the Chief Executive Officer and Chief Financial Officer and Vice President, respectively, of AsiaInfo Holdings, Inc., a Delaware corporation (the "Corporation").

  2. Article FIFTH of the Corporation's Certificate of Incorporation is hereby amended in its entirety as follows:

     "FIFTH: The aggregate number of shares which the Corporation shall have authority to issue is 60,000,000 Common and Preferred shares; the total number of shares of Common stock shall be 50,000,000 with par value of one cent ($.01) per share and the total number of shares of Preferred Stock shall be 10,000,000 with par value of one cent ($.01) per share."

     Is amended to read as follows:

     "FIFTH: The aggregate number of shares which the Corporation shall have authority to issue is 110,000,000 Common and Preferred shares; the total number of shares of Common Stock shall be 100,000,000 with par value of one cent ($.01) per share and the total number of shares of Preferred Stock shall be 10,000,000 with par value of one cent ($.01) per share."

  3. The foregoing Certificate of Amendment of the Certificate of Incorporation has been duly approved by the Board of Directors.

  4. The foregoing Certificate of Amendment of the Certificate of Incorporation has been duly approved by the required vote of stockholders in accordance with Section 242 of the Delaware Corporations Code. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding common stock.

   We further declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in the foregoing Certificate of Amendment are true and correct of our own knowledge.

   IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and the Certificate of Amendment to be signed by James Ding, Chief Executive Officer and attested by Ying Han, Chief Financial Officer and Executive Vice President.

                                          ASIAINFO HOLDINGS, INC.

                         [Corporate Seal]
                                                       James Ding

                         ATTEST:
                                                        Ying Han

                     There are Two Ways to Vote Your Proxy
                               VOTE BY TELEPHONE
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          TELEPHONE                                       MAIL
          ---------                                       ----
        1-800-648-2091
 . Use any touch-tone telephone.            . Mark, sign and date your Proxy
                                             card.

 . Have your Proxy Form in hand.
                                      OR

 . Enter your Control Number located        . Detach card from Proxy Form.
  in the box below.

 . Follow the simple recorded               . Return your card in the postage-
  instructions.                              paid envelope provided.



                                         Your telephone vote authorizes the
                                         named proxies to vote your shares in
                                         the same manner as if you marked,
                                         signed and returned the proxy card. If
                                         you have submitted your proxy by
                                         telephone there is no need for you to
                                         mail back your proxy.


                                                    1-800-648-2091
                                                CALL TOLL-FREE TO VOTE


                                         --------------------------------------

                                                     CONTROL NUMBER
                                                  FOR TELEPHONE VOTING
                                         --------------------------------------

                              Please Detach Here
              . You Must Detach This Portion of the Proxy Card .
                 Before Returning it in the Enclosed Envelope
--------------------------------------------------------------------------------

                              . DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE .
---------------------------------------------------------------------------------------------------------------------------------

     [___]

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3 AND 4.
1. Election of Director       FOR the nominees  [_]    WITHHOLD AUTHORITY to vote      [_]        *EXCEPTIONS    [_]
                              listed below             for the nominees listed below

Nominee: 01-James Ding and 02-Alan Bickell
(INSTRUCTIONS: To withhold authority to vote for the nominee, mark the "Exceptions" box and write the nominee's name in the space provided below.)
*Exceptions ____________________________________________________________________________________________________________________
2. Proposal to ratify the appointment of Deloitte Touche          3. Proposal to approve the 2000 Stock Option Plan.
   Tohmatsu as Asiainfo's independent auditors for fiscal
   year 2000.                                                        FOR  [_]        AGAINST  [_]         ABSTAIN  [_]

   FOR  [_]        AGAINST  [_]         ABSTAIN  [_]              The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned
4. Proposal to amend the Certificate of Incorporation.            shareholders(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                                                                  VOTED FOR ITEMS 1, 2, 3 AND 4. If any other matters properly
   FOR  [_]        AGAINST  [_]         ABSTAIN  [_]              come before the meeting, the persons named in this proxy will vote, in their discretion, provided, that they will not vote in the election of directors for persons for whom authority to vote has been withheld.
                                                                                                        Change of Address and  [_]
                                                                                                        or Comments Mark Here
                                                                                    PLEASE SIGN exactly as your name appears at
                                                                                    left. Joint owners should each sign, Executors,
                                                                                    administrators, trustees, etc, should be
                                                                                    indicated when signing. If signer is a
                                                                                    corporation, please sign full name by duty
                                                                                    officer. Address change? Mark box and indicate
                                                                                    change above.

                                                                                    Dated:__________________________________, 2000
                                                                                    ______________________________________________
                                                                                                       Signature
                                                                                    ______________________________________________
                                                                                              Signature if sold jointly

                                                                                    Votes must be indicated
   PLEASE VOTE, DATE, SIGN, AND RETURN PROMPTLY IN THE RETURN ENVELOPE.             (X) in Black or Blue ink.      [_]
---------------------------------------------------------------------------------------------------------------------------------

                               TO THE HOLDERS OF
                               COMMON SHARES OF
                             AsiaInfo Holdings, Inc.

The Bank of New York, (the "transfer agent"), has received advice that the 2000 Annual Meeting of stockholders of AsiaInfo Holdings, Inc. will be held at 4/th/ Floor, Zhongdian Information Tower, 18 Baishiqiao Road, Haidian District, Beijing, October 18, 2000 at 10:00 a.m. (Beijing Time), for the purposes set forth in the enclosed Notice of Meeting.

If you are desirous of having the Chairman of the Meeting vote your Common stock for or against the proposals or any of them, at the Annual Meeting, kindly execute and forward to The Bank of New York the attached Proxy. The enclosed postage paid envelope is provided for this purpose. This Proxy should be executed in such manner as to show clearly whether you desire the Chairman of the Meeting to vote for or against the proposals or any of them, as the case may be. The Proxy MUST be forwarded in sufficient time to reach the transfer agent before 4:00 p.m. Tuesday, October 17, 2000. Only the registered holders of record at the close of business on September 1, 2000 will be entitled to execute the Proxy.

Due to the limited amount of time available before the Proxy deadline, the Proxy can be faxed (with the original to follow by mail to the transfer agent, The Bank of New York, fax number +1(212) 815-6022.

The Bank of New York,

Date: September 15, 2000


                            AsiaInfo Holdings, Inc.

                                    [LOGO]

                                 AsiaInfo(TM)
             2000 ANNUAL MEETING OF STOCKHOLDERS OCTOBER 18, 2000.

     The undersigned shareholder(s) of AsiaInfo Holding, Inc., Delaware corporation, hereby acknowledge(s) receipt of the Notice of 2000 Annual Meeting of Stockholders and Proxy Statement, each dated September 15, 2000, and hereby appoints Charles Liang, Ying Han and each of them, proxies and attorney's-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of AsiaInfo Holdings, Inc., to be held October 18, 2000 at 10:00 a.m. Beijing time, 4th Floor, Zhongdian Information Tower, 18 Baishiqiao Road, Haidian District, Beijing 100086, PRC and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

This form of Proxy must be signed by you and your attorney duly authorized in writing or, in the case of a corporation, must either be under its common seal or under the hand of an officer or attorney duly authorized.

In order to be valid, this form of Proxy with the power of attorney or other authority, if any under which it is signed, must be deposited with the transfer agent no later than 4:00 p.m., New York time, on Tuesday, October 17, 2000 in order to be counted in the Annual Meeting on October 18, 2000. You may also vote your shares in person at the Meeting. Due to the limited amount of time available before the Proxy deadline, the completed Proxy can be faxed (with the original to follow by mail to the transfer agent, The Bank of New York, fax number +1(212) 815-6022.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s)         ASIAINFO HOLDINGS, INC.
appear(s) on the books of the transfer agent.          P.O. BOX 11169
Joint owners should each sign personally,              NEW YORK, N.Y. 10203-0169
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?   DO YOU HAVE ANY COMMENTS?

_________________________   _________________________

_________________________   _________________________
(Continued and to be dated and signed on the reverse side.)